                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated January 1, 1998, (98-2), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 16, 1998 to October 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 29th day of October, 1998.

                                    GREEN TREE FINANCIAL CORP.




                                    BY: /s/ Phyllis A. Knight
                                        ----------------------------
                                        Phyllis A. Knight
                                        Senior Vice President and
                                        Treasurer

                         GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.66875%, 5.98%, 6.05%, 6.08%, 6.24%, 6.81%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Oct-98

                                   CUSIP NO.#393505-A28, A36, A44, A51, A69, A77
                                   TRUST ACCOUNT  #3336400-0
                                   REMITTANCE DATE 11/02/98

                                                                      Total $                 Per $1,000
                                                                      Amount                   Original
                                                                  -----------------        -----------------
CLASS A CERTIFICATES
--------------------
(1a) Amount available( including Monthly Servicing Fee)               10,394,860.45
                                                                  -----------------
(b)  Class M-1 Interest Deficiency Amount (if any) and
     Class B-1 Interest Deficiency Amount (if any)
     withdrawn for prior Remittance Date                                       0.00
                                                                  -----------------
(c)  Amount Available after giving effect to withdrawal
     of Class M-1 Interest Deficiency Amount and Class
     B-1 Interest Deficiency Amount for prior
     Remittance Date                                                  10,394,860.45
                                                                  -----------------
A.   Interest
     (2)  Aggregate interest
          a.   Class A-1 Remittance Rate (5.66875%)                          5.669%
                                                                  -----------------
          b.   Class A-1 Interest                                              0.00               0.00000000
                                                                  -----------------        -----------------
          c.   Class A-2 Remittance Rate (5.98%)                              5.98%
                                                                  -----------------
          d.   Class A-2 Interest                                        191,990.44               4.92283179
                                                                  -----------------        -----------------
          e.   Class A-3 Remittance Rate (6.05%)                              6.05%
                                                                  -----------------
          f. Class A-3 Interest                                          478,958.33               5.04166663
                                                                  -----------------        -----------------
          g.   Class A-4 Remittance Rate (6.08%)                              6.08%
                                                                  -----------------
          h.   Class A-4 Interest                                        210,266.67               5.06666675
                                                                  -----------------        -----------------
          i.   Class A-5 Remittance Rate (6.24%, unless
               the Weighted Average Contract Rate is
               less than 6.24%)                                               6.24%
                                                                  -----------------
          j.   Class A-5 Interest                                        842,400.00               5.20000000
                                                                  -----------------        -----------------
          k.   Class A-6 Remittance Rate 6.81%, (unless
               the Weighted Average Contract Rate is
               less than 6.81%)                                               6.81%
                                                                  -----------------
          l.   Class A-6 Interest                                      1,476,918.75               5.67500000
                                                                  -----------------        -----------------
     (3)  Amount applied to:
          a.   Unpaid Class A Interest Shortfall                               0.00                        0
                                                                  -----------------        -----------------
     (4)  Remaining:
          a.   Unpaid Class A Interest Shortfall                               0.00                        0
                                                                  -----------------        -----------------
B.   Principal
     (5)  Formula Principal Distribution Amount                        4,874,902.47                      N/A
                                                                  -----------------        -----------------
          a.   Scheduled Principal                                     1,208,133.98                      N/A
                                                                  -----------------        -----------------
          b.   Principal Prepayments                                   3,698,814.33                      N/A
                                                                  -----------------        -----------------
          c.   Liquidated Contracts                                      143,817.73                      N/A
                                                                  -----------------        -----------------
          d.   Repurchases                                                     0.00                      N/A
                                                                  -----------------        -----------------
          e.   Current Month Advanced Principal                        1,935,980.61                      N/A
                                                                  -----------------        -----------------
          f.   Prior Month Advanced Principal                         (2,111,844.18)                     N/A
                                                                  -----------------        -----------------
     (6)  Pool Scheduled Principal Balance                           710,587,588.77
                                                                  -----------------
    (6b)  Adjusted Pool Principal Balance                            708,651,608.16             944.86881088
                                                                  -----------------        -----------------
    (6c)  Pool Factor                                                    0.94486881
                                                                  -----------------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.66875%, 5.98%, 6.05%, 6.08%, 6.24%, 6.81%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Oct-98
                                     PAGE 2

                                   CUSIP NO.#393505-A28, A36, A44, A51, A69, A77
                                   TRUST ACCOUNT  #3336400-0
                                   REMITTANCE DATE 11/02/98

     (7)  Unpaid Class A Principal Shortfall (if any)
          following prior Remittance Date                                      0.00
                                                                  -----------------

     (8)  Class A Percentage for such Remittance Date                         91.07%
                                                                  -----------------

     (9)  Class A Percentage for the following
          Remittance Date                                                     91.00%
                                                                  -----------------

    (10)  Class A Principal Distribution:
          a.   Class A-1                                                       0.00               0.00000000
                                                                  -----------------        -----------------
          b.   Class A-2                                               4,874,902.47             124.99749923
                                                                  -----------------        -----------------
          c.   Class A-3                                                       0.00               0.00000000
                                                                  -----------------        -----------------
          d.   Class A-4                                                       0.00               0.00000000
                                                                  -----------------        -----------------
          e.   Class A-5                                                       0.00               0.00000000
                                                                  -----------------        -----------------
          g.   Class A-6                                                       0.00               0.00000000
                                                                  -----------------        -----------------

    (11)  Class A-1 Principal Balance                                          0.00               0.00000000
                                                                  -----------------        -----------------
   (11a)  Class A-1 Pool Factor                                          0.00000000
                                                                  -----------------
    (12)  Class A-2 Principal Balance                                 33,651,608.16              862.8617477
                                                                  -----------------        -----------------
   (12a)  Class A-2 Pool Factor                                          0.86286175
                                                                  -----------------
    (13)  Class A-3 Principal Balance                                 95,000,000.00             1000.0000000
                                                                  -----------------        -----------------
   (13a)  Class A-3 Pool Factor                                          1.00000000
                                                                  -----------------
    (14)  Class A-4 Principal Balance                                 41,500,000.00             1000.0000000
                                                                  -----------------        -----------------
   (14a)  Class A-4 Pool Factor                                          0.10000000
                                                                  -----------------
    (15)  Class A-5 Principal Balance                                162,000,000.00             1000.0000000
                                                                  -----------------        -----------------
   (15a)  Class A-5 Pool Factor                                          1.00000000
                                                                  -----------------
    (16)  Class A-6 Principal Balance                                260,250,000.00             1000.0000000
                                                                  -----------------        -----------------
   (16a)  Class A-6 Pool Factor                                          1.00000000
                                                                  -----------------
    (17)  Unpaid Class A Principal Shortfall
            (if any)following current Remittance Date                          0.00
                                                                  -----------------
C.   Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

    (18)  31-59 days                                                   7,741,127.03                      231
                                                                  -----------------        -----------------
    (19)  60 days or more                                              8,176,599.89                      232
                                                                  -----------------        -----------------
    (20)  Current Month Repossessions                                  1,066,499.08                       37
                                                                  -----------------        -----------------
    (21)  Repossession Inventory                                       1,961,912.41                       65
                                                                  -----------------        -----------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.66875%, 5.98%, 6.05%, 6.08%, 6.24%, 6.81%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2
                      CLASS A1,A2,A3,A4,A5,A6, CERTIFICATES
                                 MONTHLY REPORT
                                     Oct-98
                                     PAGE 3

                                   CUSIP NO.#393505-A28, A36, A44, A51, A69, A77
                                   TRUST ACCOUNT  #3336400-0
                                   REMITTANCE DATE 11/02/98

Class M-1 Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in May 2002.)

(22) Average Sixty - Day Delinquency Ratio Test

     (a)  Sixty - Day Delinquency Ratio for current
          Remittance Date                                                 1.43%
                                                               ---------------

     (b)  Average Sixty - Day Delinquency Ratio
          (arithmetic average of ratios for this month
          and two preceding months; may not exceed 3.5%)                  1.04%
                                                               ---------------

(23) Average Thirty - Day Delinquency Ratio  Test

     (a)  Thirty - Day Delinquency Ratio for current
          Remittance Date                                                 2.52%
                                                               ---------------

     (b)  Average Thirty - Day Delinquency Ratio
          (arithmetic average of ratios for this month
          and two preceding months; may not exceed 5.5%)                  2.03%
                                                               ---------------

(24) Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for current
          Remittance Date (as a percentage of Cut-off
          Date Pool Principal Balance; may not exceed
          5.5% from May 1, 2002 to April 30, 2003, 6.5%
          from May 1, 2003 to April 30, 2004; 8.5% from
          May 1, 2004 to April 30, 2005 and 9.5%
          thereafter)                                                     0.05%
                                                               ---------------

(25) Current Realized Losses Test

     (a)  Current Realized Losses for current
          Remittance Date                                            73,513.37
                                                               ---------------

     (b)  Current Realized Loss Ratio (total Realized
          Losses for the most recent three months,
          multiplied by 4, divided by arithmetic
          average of Pool Scheduled Principal Balances
          for third preceding Remittance and for
          current Remittance Date; may not exceed 2.25%)                  0.11%
                                                               ---------------

(26)  Class M-1 Principal Balance Test

     (a)  The sum of Class M-1 Principal Balance and
          Class B Principal Balance (before
          distributions on current Remittance Date)
          divided by Pool Scheduled Principal Balance
          as of preceding Remittance Date is greater
          than 22.5%                                                     16.29%
                                                               ---------------

(27)  Class B Principal Balance Test

     (a)  Class B Principal Balance (before any
          distributions on current Remittance Date) as
          of such Remittance date is greater than
          $15,000,000.00                                         63,750,000.00
                                                               ---------------

     (b)  Class B Principal Balance (before
          distributions on current Remittance Date)
          divided by pool Scheduled Principal Balance
          as of preceding Remittance Date is equal to
          or greater than 12.75%.                                         8.93%
                                                               ---------------

                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.94%, 7.36%, 8.44%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Oct-98
                                     PAGE 4

                                                 CUSIP NO. #393505-B27, A85, A93
                                                 TRUST ACCOUNT  #3336400-0
                                                 REMITTANCE DATE 11/02/98

                                                                      Total $                 Per $1,000
                                                                      Amount                   Original
                                                                  -----------------        -----------------
CLASS M-1 CERTIFICATES
----------------------
(28) Amount available (including Monthly Servicing Fee)                2,319,423.79
                                                                  -----------------
A.   Interest
(29) Aggregate interest
     (a)  Class M-1 Remittance Rate 6.94%, unless the
          Weighted Average Contract Rate is less than
          6.94%)                                                               6.94%
                                                                  -----------------
     (b)  Class M-1 Interest                                             303,625.00               5.78333333
                                                                  -----------------        -----------------
     (c)  Interest on Class M-1 Adjusted Principal
          Balance                                                              0.00
                                                                  -----------------
(30) Amount applied to Class M-1 Interest Deficiency
     Amount                                                                    0.00
                                                                  -----------------
(31) Remaining unpaid Class M-1 Interest Deficiency
     Amount                                                                    0.00
                                                                  -----------------
(32) Amount applied to:
     a.   Unpaid Class M-1 Interest Shortfall                                  0.00                        0
                                                                  -----------------        -----------------
(33) Remaining:
     a.   Unpaid Class M-1 Interest Shortfall                                  0.00                        0
                                                                  -----------------        -----------------
B.   Principal
(34) Formula Principal Distribution Amount                                     0.00                      N/A
                                                                  -----------------        -----------------
     a.   Scheduled Principal                                                  0.00                      N/A
                                                                  -----------------        -----------------
     b.   Principal Prepayments                                                0.00                      N/A
                                                                  -----------------        -----------------
     c.   Liquidated Contracts                                                 0.00                      N/A
                                                                  -----------------        -----------------
     d.   Repurchases                                                          0.00                      N/A
                                                                  -----------------        -----------------
(35) Class M-1 Principal Balance                                      52,500,000.00            1000.00000000
                                                                  -----------------        -----------------
(35a) Class M-1 Pool Factor                                              1.00000000
                                                                  -----------------
(36) Class M-1 Percentage for such Remittance Date                             0.00%
                                                                  -----------------
(37) Class M-1 Principal Distribution:
     a.   Class M-1 (current)                                                  0.00               0.00000000
                                                                  -----------------        -----------------
     b.   Unpaid Class M-1 Principal Shortfall (if any)
          following prior Remittance Date                                      0.00
                                                                  -----------------
(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date                                0.00
                                                                  -----------------
(39) Class M-1 Percentage for the following Remittance Date                    0.00%
                                                                  -----------------
(40) Class M-1 Liquidation Loss Interest
     (a)  Class M-1 Liquidation Loss Amount                                    0.00
                                                                  -----------------
     (b)  Amount applied to Class M-1 Liquidation Loss
          Interest Amount                                                      0.00
                                                                  -----------------
     (c)  Remaining Class M-1 Liquidation Loss Interest
          Amount                                                               0.00
                                                                  -----------------
     (d)  Amount applied to Unpaid Class M-1 Loss
          Interest Shortfall                                                   0.00
                                                                  -----------------
     (e)  Remaining Unpaid Class M-1
          Liquidation Loss Interest Shortfalls                                 0.00
                                                                  -----------------

                         GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.94%, 7.36%, 8.44%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Oct-98

                                                 CUSIP NO. #393505-B27, A85, A93
                                                 REMITTANCE DATE 11/02/98


CLASS BI CERTIFICATES
---------------------
                                                                                      Total $      Per $1,000
                                                                                       Amount       Original
                                                                                   -------------   ----------
(1)   Amount  Available less the Class A
      Distribution Amount  and Class M-1 Distribution
      Amount (including Monthly Servicing Fee)                                      2,015,798.79
                                                                                   -------------

(2)   Class B-1 Adjusted Principal Balance                                                  0.00
                                                                                   -------------

(3)   Class B-1 Remittance Rate  (7.36%
      unless Weighted Average Contract Rate
      is below 7.36%)                                                                       7.36%
                                                                                   -------------

(4)   Interest on Class B-1 Adjusted Principal Balance                                      0.00
                                                                                   -------------

(3)   Aggregate Class B1 Interest                                                     207,000.00   6.13333333
                                                                                   -------------   ----------

(4)   Amount applied to Unpaid
      Class B1 Interest Shortfall                                                           0.00         0.00
                                                                                   -------------   ----------

(5)   Remaining Unpaid Class B1
      Interest Shortfall                                                                    0.00         0.00
                                                                                   -------------   ----------

(6)   Amount applied to Class B-1
      Interest Deficiency Amount                                                            0.00
                                                                                   -------------

(7)   Remaining Unpaid Class B-1
      Interest Deficiency Amount                                                            0.00
                                                                                   -------------

(8)   Unpaid Class B-1 Principal Shortfall
      (if any) following prior Remittance Date                                              0.00
                                                                                   -------------

(8a)  Class B Percentage for such Remittance Date                                           0.00
                                                                                   -------------

(9)   Current Principal (Class B Percentage of Formula Principal
      Distribution Amount)                                                                  0.00   0.00000000
                                                                                   -------------   ----------

(10a) Class B1 Principal Shortfall                                                          0.00
                                                                                   -------------

(10b) Unpaid Class B1 Principal Shortfall                                                   0.00
                                                                                   -------------

(11)  Class B Principal Balance                                                    63,750,000.00
                                                                                   -------------

(12)  Class B1 Principal Balance                                                   33,750,000.00
                                                                                   -------------
(12a) Class B1 Pool Factor                                                            1.00000000
                                                                                   -------------

(13)  Class B-1 Liquidation Loss Interest
      (a) Class B-1 Liquidation Loss Amount                                                 0.00
                                                                                   -------------

      (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                      0.00
                                                                                   -------------

      (c) Remaining Class B-1 Liquidation Loss Interest Amount                              0.00
                                                                                   -------------

      (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall            0.00
                                                                                   -------------

      (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                    0.00
                                                                                   -------------

                         GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.94%, 7.36%, 8.44%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Oct-98
                                     PAGE 2

                                                 CUSIP NO. #393505-B27, A85, A93
                                                 REMITTANCE DATE 11/02/98

                                                                           Total $          Per $1,000
CLASS B2 CERTIFICATES                                                       Amount           Original
---------------------                                                   -------------       ----------
(14) Remaining Amount Available                                          1,808,798.79
                                                                        -------------
(15) Class B-2 Remittance Rate ( 8.44%
     unless Weighted Average Contract
     Rate is less than 8.44%)                                                    8.44%
                                                                        -------------
(16) Aggregate Class B2 Interest                                           211,000.00       7.03333333
                                                                        -------------       ----------
(17) Amount applied to Unpaid
     Class B2 Interest Shortfall                                                 0.00             0.00
                                                                        -------------       ----------
(18) Remaining Unpaid Class B2
     Interest Shortfall                                                          0.00             0.00
                                                                        -------------       ----------
(19) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date                                    0.00
                                                                        -------------
(20) Class B2 Principal Liquidation Loss Amount                                  0.00
                                                                        -------------
(21) Class B2 Principal (zero until class B1 paid down: thereafter,
     Class B Percentage of formula Principal Distribution Amount)                0.00       0.00000000
                                                                        -------------       ----------
(22) Guarantee Payment                                                           0.00
                                                                        -------------
(23) Class B2 Principal Balance                                         30,000,000.00
                                                                        -------------
(23a)Class B2 Pool Factor                                                  1.00000000
                                                                        -------------
(24) Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
     Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,  Class B-1 Distribution
     Amount and Class B-2  Distribution Amount, if the Company or
     Green Tree Financial Servicing Corp. is the Servicer)                 298,182.65
                                                                        -------------
(25) Class B-3I Guarantee Fee                                            1,299,616.14
                                                                        -------------
(26) Class B-3I Distribution Amount                                              0.00
                                                                        -------------
(27) Class B-3I Formula Distribution Amount (all Excess
     Interest plus Unpaid Class B-3I Shortfall)                                  0.00
                                                                        -------------
(28) Class B-3I Distribution Amount (remaining Amount Available)                 0.00
                                                                        -------------
(29) Class B-3I Shortfall (26-27)                                                0.00
                                                                        -------------
(30) Unpaid Class B-3I Shortfall                                                 0.00
                                                                        -------------
(31) Class M-1 Interest Deficiency on such Remittance Date                       0.00
                                                                        -------------
(32) Class B-1 Interest Deficiency on such Remittance Date                       0.00
                                                                        -------------
(33) Repossessed Contracts                                               1,066,499.08
                                                                        -------------
(34) Repossessed Contracts Remaining in Inventory                        1,961,912.41
                                                                        -------------
(35) Weighted Average Contract Rate                                           9.78157
                                                                        -------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.